UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 20, 2013

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-35436	N/A
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

Andina Acquisition Corporation, Carrera 10 No. 28-49, Torre A. Oficina 20-05, Bogota, Colombia

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, THE REGISTRANT’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE MERGER AND RELATED TRANSACTION.

THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND DIFFICULT TO PREDICT. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE CHANGES IN ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS, AND OTHER RISKS AND UNCERTAINTIES AFFECTING THE OPERATION OF THE REGISTRANT’S BUSINESS. THESE RISKS, UNCERTAINTIES AND CONTINGENCIES INCLUDE: BUSINESS CONDITIONS; CHANGING INTERPRETATIONS OF GAAP; INQUIRIES AND INVESTIGATIONS AND RELATED LITIGATION; CONTINUED COMPLIANCE WITH GOVERNMENT REGULATIONS; LEGISLATION OR REGULATORY ENVIRONMENTS; REQUIREMENTS OR CHANGES ADVERSELY AFFECTING THE BUSINESS IN WHICH THE REGISTRANT IS ENGAGED; FLUCTUATIONS IN CUSTOMER DEMAND; MANAGEMENT OF RAPID GROWTH; INTENSITY OF COMPETITION FROM OTHER PROVIDERS IN THE INDUSTRY IN WHICH THE REGISTRANT OPERATES; GENERAL ECONOMIC CONDITIONS; GEOPOLITICAL EVENTS AND REGULATORY CHANGES; AND OTHER FACTORS SET FORTH IN THE REGISTRANT’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE REGISTRANT, THE MERGER, THE RELATED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO THE REGISTRANT OR ANY PERSON ACTING ON ITS BEHALF DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. THE REGISTRANT DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01. Entry into a Material Definitive Agreement

As disclosed under the sections entitled “The Merger Proposal” and “The Merger Agreement” beginning at pages 56 and 71, respectively, of the Definitive Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2013 (the “Proxy Statement”) by Andina Acquisition Corporation, now known as Tecnoglass Inc. (the “Registrant”), the Registrant entered into an Agreement and Plan of Reorganization (the “Merger Agreement”), dated as of August 17, 2013, as amended by a First Amendment to Agreement and Plan of Reorganization dated as of November 6, 2013, with Andina Merger Sub, Inc. (“Merger Sub”), Tecnoglass S.A. (“Tecnoglass”), C.I. Energia Solar S.A. E.S. Windows (“ES”) and Tecno Corporation, the ultimate parent of Tecnoglass and ES (“Tecnoglass Holding”), which contemplated Merger Sub merging with and into Tecnoglass Holding with Tecnoglass Holding surviving as a wholly-owned subsidiary of the Registrant (the “Merger”). The Merger Agreement (as amended and restated) is included as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”).

Item 2.01 of this Report discusses the consummation of the Merger and various other transactions and events contemplated by the Merger Agreement and is incorporated herein by reference. As described in such Item, at the closing of Merger on December 20, 2013 (the “Closing”), the Registrant entered into two escrow agreements providing for the escrow of certain ordinary shares, par value $0.0001 per share (“Ordinary Shares”), of the Registrant issued in connection with the Merger and a registration rights agreement.

As described in the Form 8-K filed on December 20, 2013 (the “December 20th Form 8-K”), on December 19, 2013, the Registrant and an affiliate of A. Lorne Weil, the Registrant’s non-executive Chairman of the Board (the “Insider”), entered into an agreement with a third party shareholder of the Registrant (the “Holder”) pursuant to which the Holder agreed to use commercially reasonable efforts to purchase up to 1,000,000 ordinary shares of the Registrant in the open market and agreed that it would not seek conversion or redemption of any such purchased shares in connection with the Merger, as further described in the December 20th Form 8-K. The Holder and its affiliates purchased an aggregate of 985,896 Ordinary Shares of the Registrant pursuant to this agreement. Pursuant to the agreement, the Insider transferred to the Holder an aggregate of 2,167,867 warrants to purchase Ordinary Shares of the Registrant. Additionally, EarlyBirdCapital, Inc., financial advisor to the Registrant, transferred to the Holder certain unit purchase options, each to purchase one Ordinary Share and one warrant to purchase one Ordinary Share. The Registrant has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the warrants and shares underlying the warrants, as well as the unit purchase options and underlying securities, transferred to the Holder. In the event the registration statement is not filed by April 1, 2014 or declared effective by June 1, 2014, the Registrant will be required to pay the Holder a cash penalty of $0.20 per security transferred to the Holder for each month until the registration statement has been filed or declared effective, as the case may be.

In connection with the Closing, the Registrant adopted a 2013 Long-Term Incentive Plan, as further described in Item 5.02 of this Report, which information is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 20, 2013, the Registrant held its extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which the shareholders considered and adopted, among other matters, the Merger Agreement. On December 20, 2013, following the Extraordinary General Meeting, the parties to the Merger Agreement consummated the Merger.

Pursuant to the Merger Agreement, the former Tecnoglass Holding shareholders, through an intermediary entity, received, as consideration for all ordinary shares of Tecnoglass Holding they held: (i) an aggregate of 20,567,141 Ordinary Shares of the Registrant at the Closing; and (ii) an aggregate of 3,000,000 additional Ordinary Shares (“Earnout Shares”) of the Registrant to be released after the Closing as described below.

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An aggregate of 890,000 Ordinary Shares of the Registrant payable as merger consideration were placed in escrow at the Closing pursuant to an escrow agreement among the Registrant, Jose Daes, as representative of the former Tecnoglass Holding shareholders (the “Representative”), A. Lorne Weil and Martha L. Byorum, acting as the committee representing the Registrant (the “Committee”) and Continental Stock Transfer & Trust Company, as escrow agent (the “Indemnity Escrow Agreement”), to secure the indemnification obligations owed to the Registrant under the Merger Agreement. The material terms of the Indemnity Escrow Agreement are described in the section of the Proxy Statement entitled “The Merger Proposal – Indemnification of Andina” beginning on page 57 and are incorporated herein by reference. The Earnout Shares are unissued as a matter of Cayman Islands law and have been placed in escrow pursuant to an escrow agreement among the Registrant, Representative, Committee and Continental Stock Transfer & Trust Company, as escrow agent (the “Additional Shares Escrow Agreement”) pursuant to which the Earnout Shares will be issued and released to the former Tecnoglass Holding shareholders upon the achievement of specified share price targets or targets based on Tecnoglass Holding’s EBITDA in the fiscal years ending December 31, 2014, 2015 or 2016. The material terms of the Additional Shares Escrow Agreement are described in the section of the Proxy Statement entitled “The Merger Proposal – Structure of the Merger” beginning on page 56. The Indemnity Escrow Agreement and the Additional Shares Escrow Agreement are attached as Exhibits 10.9 and 10.10, respectively, to this Report.

At the Closing, the Registrant entered into an amended and restated registration rights agreement (“Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement entitled “The Merger Proposal – Sale Restriction; Resale Registration” beginning on page 57 and are hereby incorporated by reference. The Registration Rights Agreement is attached as Exhibit 10.4 to this Report.

At the Extraordinary General Meeting, holders of 2,251,853 Ordinary Shares of the Registrant issued in its initial public offering (“public shares”) exercised their rights to convert those shares to cash at a conversion price of approximately $10.18 per share, or an aggregate of approximately $22.9 million. After giving effect to the issuance of the Ordinary Shares of the Registrant to the former Tecnoglass Holding shareholders at the Closing (excluding the Earnout Shares) and the conversion of 2,251,853 of the Registrant’s public shares, there were 23,565,288 Ordinary Shares of the Registrant outstanding as of December 23, 2013.

The conversion price for holders of public shares electing conversion was paid out of the Registrant’s trust account, which had a balance immediately prior to the Closing of approximately $42.7 million. The remaining trust account funds were used to pay transaction expenses of approximately $3.1 million, with the balance available for working capital.

At the Extraordinary General Meeting, the Registrant’s shareholders also voted to approve an amendment to the Registrant’s second amended and restated memorandum and articles of association to change the Registrant’s name to “Tecnoglass Inc.” Accordingly, effective upon the Closing, the Registrant changed its name to Tecnoglass Inc. The surviving entity in the Merger, Tecnoglass Holding, did not change its name. Tecnoglass and ES are indirect subsidiaries of Tecnoglass Holding. Thus, the Registrant is now a holding company called Tecnoglass Inc., operating through its direct and indirect subsidiaries, Tecnoglass Holding, Tecnoglass and ES.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the Registrant was a shell company, as the Registrant was immediately before the Merger, then the Registrant must disclose the information that would be required if the Registrant were filing a general form for registration of securities on Form 10. Accordingly, the Registrant is providing below the information that would be included in a Form 10 if it were to file a Form 10 as a smaller reporting company. Please note that the information provided below relates to the combined company after the Registrant’s acquisition of Tecnoglass Holding by consummation of the Merger, unless otherwise specifically indicated or the context otherwise requires.

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Business

The business of the Registrant is described in the Proxy Statement in the section entitled “Business of Tecnoglass and ES” beginning on page 120, and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Registrant’s business are described in the Proxy Statement in the section entitled “Risk Factors – Risks Relating to Andina’s Business and Operations Following the Merger with Tecnoglass Holding” beginning on page 33 and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial information of the Registrant, which is incorporated herein by reference. Reference is further made to the disclosure contained in the Proxy Statement in the sections entitled “Selected Historical Financial Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES” beginning on pages 26 and 131, respectively, which are incorporated herein by reference.

Properties

The facilities of the Registrant are described in the Proxy Statement in the section entitled “Business of Tecnoglass and ES – Property/Facilities” on page 127, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the Closing regarding the beneficial ownership of the Registrant’s Ordinary Shares by:

•	Each person known to be the beneficial owner of more than 5% of the Registrant’s outstanding Ordinary Shares;

•	Each director and each of the Registrant’s principal executive officers and two other most highly compensated executive officers (“named executive officers”); and

•	All current executive officers and directors as a group.

Unless otherwise indicated, the Registrant believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

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Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Approximate Percentage of Beneficial Ownership(2)
Directors and Executive Officers
Jose M. Daes	0	(3)	*
Christian T. Daes	0		*
Samuel R. Azout	0		*
Juan Carlos Vilarino(4)	20,567,141		87.3%
Joaquin F. Fernandez(4)	20,567,141		87.3%
A. Lorne Weil(5)	40,000	(6)	*
Julio A. Torres	165,000	(7)	*
Martha L. Byorum	165,000	(7)	*
All directors and executive officers as a group (8 persons)	370,000		1.6%
Five Percent Holders:
Energy Holding Corporation	20,567,141		87.3%

* Less than 1%

(1)	Unless otherwise indicated, the business address of each of the individuals is Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia.

(2)	The percentage of beneficial ownership upon consummation of the Merger is calculated based on 23,565,288 Ordinary Shares deemed outstanding as of December 23, 2013. Such amount does not take into account the Earnout Shares that may be issued to the former Tecnoglass Holding shareholders upon achievement of certain share price and earnings targets or shares that may be issued under the Registrant’s 2013 Long Term Incentive Plan.

(3)	Does not include shares held by Energy Holding Corporation, which Mr. Daes has indirect ownership interest in.

(4)	These shares represent one hundred percent of the shares of common stock held by Energy Holding Corporation, of which Messrs. Vilarino and Fernandez are directors and may be deemed to share voting and dispositive power over such shares.

(5)	The business address of Mr. Weil is 51 East 90th Street, New York, New York 10128.

(6)	Represents 40,000 Ordinary Shares held by LWEH LLC, of which Mr. Weil is the operating manager. Does not include 253,000 Ordinary Shares held by Child’s Trust f/b/o Francesca Weil u/a dated March 4, 2010 and 253,000 Ordinary Shares held by Child’s Trust f/b/o Alexander Weil u/a dated March 4, 2010, irrevocable trusts established for the benefit of Mr. Weil’s children.

(7)	Includes 125,000 Ordinary Shares issuable upon the exercise of 125,000 private placement warrants held by such reporting person, which became exercisable upon Closing. Does not include Ordinary Shares held by LWEH LLC, of which the individual is a member.

Directors and Executive Officers

At the Extraordinary General Meeting, the Registrant’s shareholders elected the seven director nominees presented in the Proxy Statement to the Registrant’s board of directors as follows:

•	Class A (serving until 2014): Samuel R. Azout, Juan Carlos Vilariño and Martha (Stormy) L. Byorum;

•	Class B (serving until 2015): Christian T. Daes and Julio A. Torres; and

•	Class C (serving until 2016): Jose M. Daes and A. Lorne Weil.

The Registrant has a standing audit committee, consisting of Martha L. Byorum, A. Lorne Weil and Julio Torres, a standing compensation committee, consisting of Samuel R. Azout, Juan Carlos Vilariño and Julio Torres and a standing nominating committee consisting of Martha L. Byorum, Samuel R. Azout and Juan Carlos Vilariño.

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The executive officers of the Registrant following the Closing are as follows:

Name	Age	Position
José M. Daes	53	Chief Executive Officer and Director
Christian T. Daes	49	Chief Operating Officer and Director
Joaquin Fernandez	53	Chief Financial Officer

Information regarding the Registrant’s directors and executive officers, and with respect to directors, the criteria for their selection as nominees for director, is included in the Proxy Statement in the sections entitled “The Director Election Proposal- Information About Executive Officers, Directors and Nominees” and “The Director Election Proposal- Nominating Committee Information” beginning on pages 97 and 102, respectively, and that information is incorporated herein by reference.

Executive and Director Compensation

The executive compensation of the Registrant’s named executive officers and directors is described in the Proxy Statement in the section entitled “The Director Election Proposal –Executive Officer and Director Compensation” beginning on page 104, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of the Registrant are described in the Proxy Statement in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 151, which is incorporated herein by reference. The independence of the Registrant’s directors is described in the Proxy Statement in the section entitled “The Director Election Proposal – Independence of Directors” beginning on page 99, and that information is incorporated herein by reference. The disclosure contained in Item 2.03 of this Report is also incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement entitled “Business of Tecnoglass and ES – Legal Proceedings” beginning on page 128, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The market price of and dividends on the Registrant’s Ordinary Shares and related shareholder matters are described in the Proxy Statement in the section entitled “Price Range of Andina Securities and Dividends” on page 162, and such information is incorporated herein by reference.

Upon the Closing, the Registrant’s Ordinary Shares and warrants began trading on The Nasdaq Capital Market (“Nasdaq”) under the symbols “TGLS” and “TGLSW,” respectively.

As of December 23, 2013, assuming the exchange of all of the outstanding ordinary shares of Tecnoglass Holding in connection with the Closing, there were 313 holders of record of the Registrant’s Ordinary Shares and 9 holders of record of the Registrant’s warrants.

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Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of Ordinary Shares of the Registrant to the former Tecnoglass Holding shareholders upon the Merger, which is incorporated herein by reference.

Description of Securities

The securities of the Registrant are described in the Proxy Statement in the section entitled “Description of Andina Ordinary Shares and Other Securities” beginning on page 155, which is incorporated herein by reference.

Indemnification of Directors and Officers

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. The Registrant’s third amended and restated memorandum and articles of association provide for indemnification of its officers and directors for any liability incurred in their capacities as such, except through their own fraud or willful default.

The Registrant plans to enter into indemnification agreements with each of its directors and certain of its officers (each, a “Contractual Indemnitee”) whereby the Registrant is expected to be obligated to indemnify the applicable Contractual Indemnitee to the fullest extent permitted by applicable law in a variety of events as will be set forth therein.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial statements and supplementary data of the Registrant, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure contained in Item 4.01 of this Report, which disclosure is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of the Registrant, which is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding Tecnoglass Holding was included in the Proxy Statement filed on December 4, 2013, in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tecnoglass and ES” beginning on page 131, which is incorporated herein by reference. The disclosure contained in Item 2.01 of this Report is also incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the former Tecnoglass Holding shareholders, through an intermediary entity, received, as consideration for all shares of Tecnoglass Holding they held, an aggregate of 20,567,141 Ordinary Shares of the Registrant at the Closing. Additionally, the Registrant issued to the former Tecnoglass Holding shareholders, through an intermediary entity, an aggregate of 3,000,000 Ordinary Shares that will be released to the former Tecnoglass Holding shareholders, through an intermediary entity, only upon the achievement of certain share price and earning targets as described in Item 2.01 of this Report. The Registrant issued the Ordinary Shares pursuant to Regulation D and Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not requiring registration under Section 5 of the Securities Act.

The issuance of the Registrant’s Ordinary Shares to former Tecnoglass Holding shareholders, through an intermediary entity, residing in the United States was made in reliance on Rule 506 of Regulation D, as fewer than 35 of such shareholders are non-accredited investors. The issuance of the Registrant’s Ordinary Shares to former Tecnoglass Holding shareholders, through an intermediary entity, residing outside of the United States was made in reliance on Regulation S under the Securities Act, as an offshore transaction in which no directed selling efforts were made in the United States and appropriate offering restrictions were implemented. The former Tecnoglass Holding shareholders represented their intentions to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The former Tecnoglass Holding shareholders also had adequate access, through business or other relationships, to information about the Registrant.

As previously disclosed on Form 8-K on December 19, 2013 (the “December 19th Form 8-K”), the Registrant entered into subscription agreements with two investors pursuant to which such investors will purchase an aggregate of 649,382 ordinary shares (the “Shares”) of the Registrant at $10.18 per Share, or an aggregate of $6,610,709, as further described in the December 19th Form 8-K.

The Registrant has agreed to file a registration statement with the Securities and Exchange Commission covering the resale of the Shares and Insider Warrants (and shares underlying the Insider Warrants) no later than four months after the Closing and use its best efforts to have such registration statement declared effective as soon as possible.

Item 3.03.	Material Modification to Rights of Security Holders.

Reference is made to the disclosure in the Proxy Statement in the sections entitled “The Name Change Proposal” on page 100 and “The Charter Amendments Proposal” on page 101, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Crowe Horwath CO S.A. (“Crowe”), an independent registered public accounting firm, audited the consolidated financial statements for each of Tecnoglass and ES at December 31, 2012 and 2011, and for each of the two years in the period ended December 31, 2012 (independently for each company). Marcum, LLP (“Marcum”), the independent registered public accounting firm for the Registrant since its inception, will continue to serve as the Registrant’s independent registered public accounting firm following the Closing.

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Crowe’s report on the consolidated financial statements for each of Tecnoglass and ES at December 31, 2012 and 2011, and for each of the two years in the period ended December 31, 2012, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Crowe’s engagement by each of Tecnoglass and ES, and the subsequent interim period preceding Crowe’s dismissal, there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Crowe, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Crowe’s engagement and the subsequent interim period preceding Crowe’s dismissal.

The Registrant provided Crowe with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Form 8-K. The Company requested that Crowe furnish a letter addressed to the Commission, which is attached hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01.	Changes in Control of Registrant.

A change of control of the Registrant occurred on December 20, 2013, as a result of the Merger. Energy Holding Corporation, a holding company of which the former shareholders of Tecnoglass and ES are the sole shareholders, became the beneficial owner of approximately 87.3% of the Registrant’s Ordinary Shares.

Reference is made to the disclosure in the Proxy Statement in the section entitled “The Merger Proposal” beginning on page 56 and “The Merger Agreement” beginning on page 71, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Upon the Closing, B. Luke Weil resigned as chief executive officer of the Registrant. The following individuals were immediately thereafter appointed as officers of the Registrant: Jose M. Daes as Chief Executive Officer, Christian D. Daes as Chief Operating Officer, and Joaquin Fernandez as Chief Financial Officer. Biographical information regarding those individuals is included in the Proxy Statement in the section entitled “The Director Election Proposal” beginning on page 97 for further information, which is incorporated herein by reference.

The Registrant waived the closing condition to have entered into employment agreements with Messrs. Daes, Daes and Fernandez at the Closing, and has not entered into employment agreements with any of Messrs. Daes, Daes or Fernandez at this time. Jose M. Daes in his capacity as Chief Executive Officer of the Registrant will earn approximately US$720,000 annually, Christian D. Daes in his capacity as Chief Operating Officer of the Registrant will earn approximately US$720,000 annually and Joaquin Fernandez in his capacity as Chief Financial Officer of the Registrant will earn approximately US$150,000 annually. It is expected that additional terms of employment will be codified in employment agreements with such executive officers.

In connection with the Closing, the former Tecnoglass Holding shareholders, including Messrs. Daes and Daes, entered into lock-up agreements with the Registrant, which restrict the shareholders from selling any of the Ordinary Shares of the Registrant that they received as a result of the Merger during the twelve month period after the Closing, subject to certain exceptions. The form of the lock up agreement, the terms of which are identical for all of the former Tecnoglass Holding shareholders, is attached as Exhibit 10.11 to this Report.

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In addition, at the Extraordinary General Meeting, the Registrant’s shareholders approved the Registrant’s 2013 Long-Term Incentive Plan. A description of the plan is included in the Proxy Statement in the section entitled “The Incentive Compensation Plan Proposal” beginning on page 91, which is incorporated herein by reference.

Reference is made to the Proxy Statement section entitled “Certain Relationships and Related Person Transactions” beginning on page 151 for a description of certain transactions between the Registrant and certain of its affiliates, which is incorporated herein by reference. The disclosure contained in Item 2.03 of this Report is also incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, at the Closing, the Registrant filed a third amended and restated memorandum and articles of association to (a) change the name of the company from “Andina Acquisition Corporation” to “Tecnoglass Inc.” and (b) remove various provisions that applied only prior to the consummation of the Merger. Reference is made to the disclosure in the Proxy Statement in the sections entitled “The Name Change Proposal” on page 87, “The Charter Amendments Proposal” on page 88 and “The Articles Restatement Proposal” on page 90, which are incorporated herein by reference.

A copy of the Registrant’s third amended and restated memorandum and articles of association is attached as Exhibit 3.1 to this Report.

Effective upon the Closing, the Registrant changed its fiscal year end from February 28 of each year to December 31 of each year in order to coincide with the fiscal year ends of Tecnoglass and ES. The Registrant will file a Form 10-K for the transition period from March 1, 2013 to December 31, 2013.

Item 5.06.	Change in Shell Company Status.

As a result of the Merger, the Registrant ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section entitled “The Merger Proposal” beginning on page 56 and “The Merger Agreement” beginning on page 71, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 20, 2013, the Registrant held the Extraordinary General Meeting. At the Extraordinary General Meeting, the Registrant’s shareholders acted on the following proposals:

1. To adopt the Agreement and Plan of Reorganization, dated as of August 17, 2013, as amended as of November 6, 2013, by and among the Registrant, Andina Merger Sub, Inc., Tecnoglass S.A., C.I. Energia Solar S.A. E.S. Windows and Tecno Corporation, and to approve the business combination contemplated by the Merger Agreement.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,552,260	124,578	20,400	0

2. To approve by special resolution an amendment to the amended and restated second amended and restated memorandum and articles of association of the Registrant to change the name of the Registrant to “Tecnoglass Inc.”

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Votes For	Votes Against	Abstain	Broker Non-Votes
4,549,420	124,578	23,240	0

3. To approve by special resolution amendments to the second amended and restated memorandum and articles of association of the Registrant as described in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,549,420	124,578	23,240	0

4. To approve by special resolution the amendment and restatement of the Registrant’s second amended and restated memorandum and articles of association to (among other matters) to reflect changes made as a result of proposals 2 and 3 above presented at the Extraordinary General Meeting.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,549,420	124,578	23,240	0

5.	To approve the Registrant’s 2013 Long-Term Incentive Equity Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,537,570	136,428	23,240	0

6. To elect by ordinary resolution the following directors in the classes set forth below:

	Votes For	Votes Against	Abstain	Broker Non- Votes
Class A (serving until 2014)

a. Samuel R. Azout	4,550,980	122,428	23,830	0

b. Juan Carlos Vilarino	4,550,980	122,428	23,830	0

c. Martha (Stormy) L. Byorum	4,550,980	122,428	23,830	0

Class B (serving until 2015)

d. Christian T. Daes	4,550,980	122,428	23,830	0

e. Julio A. Torres	4,550,980	122,428	23,830	0

Class C (serving until 2016)

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	Votes For	Votes Against	Abstain	Broker Non- Votes

f. Jose M. Daes	4,584,168	89,240	23,380	0

g. A. Lorne Weil	4,550,980	122,428	23,830	0

7. To approve the convertibility into warrants of promissory notes issued (or to be issued) to the Registrant’s directors, officers, initial shareholders or their affiliates who have made (or may make prior to the meeting) working capital loans to the Registrant.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,534,830	138,578	23,380	0

8. To adjourn the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the extraordinary general meeting, Registrant is not authorized to consummate the merger or the closing conditions under the Merger Agreement are not met.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,497,330	176,668	23,240	0

9. To approve, on an advisory basis, the executive compensation of the Registrant’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
4,533,330	140,078	23,380	0

10. To select, on an advisory basis, the frequency with which the Registrant will hold an advisory shareholder vote to approve executive compensation.

Every Three Years	Every Two Years	Every Year	Abstain	Broker Non-Votes
3,270,190	0	697,178	729,870	0

Item 7.01 Regulation FD Disclosure.

On December 20, 2013, the Registrant issued a press release announcing the closing of the Merger. The press release is furnished herewith as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a)-(b)	Financial Statements.

The financial statements of Tecnoglass and ES included in the Proxy Statement in the sections entitled “Selected Historical Financial Information,” “Comparative Per Share Data,” “Selected Unaudited Pro Forma Condensed Financial Statements” and “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on pages 26, 31, 28 and 79, respectively, are incorporated herein by reference.

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The following consolidated financial statements of Tecnoglass and ES are included or incorporated by reference in this report:

*  Incorporated by reference to the corresponding page of the Proxy Statement.

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(d)	Exhibits.

Exhibit No.	Description	Included	Form	Filing Date

1.1	Form of Underwriting Agreement.	By Reference	S-1/A	March 12, 2012

1.2	Merger and Acquisition Agreement.	By Reference	S-1/A	March 12, 2012

2.1	Agreement and Plan of Reorganization dated as of August 17, 2013 and as amended November 6, 2013, by and among the Registrant., Andina Merger Sub, Inc., Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows and Tecno Corporation.	By Reference	Schedule 14A	December 4, 2013

3.1	Third Amended and Restated Memorandum and Articles of Association.	By Reference	Schedule 14A	December 4, 2013

4.1	Specimen Ordinary Share Certificate.	By Reference	S-1/A	January 23, 2012

4.2	Specimen Warrant Certificate.	By Reference	S-1/A	December 28, 2011

4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	8-K	March 22, 2012

4.4	Form of First Unit Purchase Option issued to EarlyBirdCapital, Inc.	By Reference	S-1/A	March 12, 2012

4.5	Form of Second Unit Purchase Option issued to EarlyBirdCapital, Inc.	By Reference	S-1/A	March 7, 2012

10.1	Form of Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and each of the Registrant’s Officers, Directors and Initial Shareholders.	By Reference	S-1/A	March 2, 2012

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Exhibit No.	Description	Included	Form	Filing Date

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	S-1/A	March 15, 2012

10.3	Form of Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Shareholders.	By Reference	S-1/A	March 12, 2012

10.4	Amended and Restated Registration Rights Agreement among the Registrant, Initial Shareholders and certain former Tecno Corporation Shareholders.	Herewith

10.5	Form of Subscription Agreements among the Registrant, Graubard Miller and the Purchasers of Private Placement Warrants.	By Reference	S-1/A	March 7, 2012

10.6	Merger and Acquisition Agreement between the Company and EarlyBirdCapital, Inc.	By Reference	S-1/A	March 12, 2012

10.7	Advisory Services Agreement between the Company and Morgan Joseph TriArtisan LLC	By Reference	10-K/A	June 17, 2013

10.8	Promissory Note issued to A. Lorne Weil 2006 Irrevocable Trust - Family Investment Trust.	By Reference	10-K	June 13, 2013

10.9	Indemnity Escrow Agreement dated as of December 20, 2013, by and among Tecnoglass Inc., Representative, Committee, and Continental Stock Transfer & Trust Company.	Herewith

10.10	Additional Shares Escrow Agreement dated as of December 20, 2013, by and among Tecnoglass Inc., Representative, Committee, and Continental Stock Transfer & Trust Company.	Herewith

10.11	Form of Lock-Up Agreements, between the Registrant and the former shareholders of Tecnoglass Holding.	By Reference	8-K	August 22, 2013

10.12	2013 Long-Term Incentive Equity Plan	By Reference	Schedule 14A	December 4, 2013

14.1	Code of Ethics.	By Reference	S-1/A	January 23, 2012

16.1	Letter dated December 27, 2013, from Crowe Horwath CO S.A. to Tecnoglass Inc.	Herewith

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Exhibit No.	Description	Included	Form	Filing Date

21.1	List of subsidiaries.	Herewith

99.1	Form of Audit Committee Charter.	By Reference	S-1/A	January 23, 2012

99.2	Form of Nominating Committee Charter.	By Reference	S-1/A	January 23, 2012

99.3	Form of Compensation Committee Charter	By Reference	Schedule 14A	December 4, 2013

99.4	Press Release dated December 20, 2013	Herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2013

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Jose M. Daes
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description	Included	Form	Filing Date

1.1	Form of Underwriting Agreement.	By Reference	S-1/A	March 12, 2012

1.2	Merger and Acquisition Agreement.	By Reference	S-1/A	March 12, 2012

2.1	Agreement and Plan of Reorganization dated as of August 17, 2013 and as amended November 6, 2013, by and among the Registrant., Andina Merger Sub, Inc., Tecnoglass S.A. and C.I. Energia Solar S.A. E.S. Windows and Tecno Corporation.	By Reference	Schedule 14A	December 4, 2013

3.1	Third Amended and Restated Memorandum and Articles of Association.	By Reference	Schedule 14A	December 4, 2013

4.1	Specimen Ordinary Share Certificate.	By Reference	S-1/A	January 23, 2012

4.2	Specimen Warrant Certificate.	By Reference	S-1/A	December 28, 2011

4.3	Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	8-K	March 22, 2012

4.4	Form of First Unit Purchase Option issued to EarlyBirdCapital, Inc.	By Reference	S-1/A	March 12, 2012

4.5	Form of Second Unit Purchase Option issued to EarlyBirdCapital, Inc.	By Reference	S-1/A	March 7, 2012

10.1	Form of Letter Agreement among the Registrant, EarlyBirdCapital, Inc. and each of the Registrant’s Officers, Directors and Initial Shareholders.	By Reference	S-1/A	March 2, 2012

10.2	Form of Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Registrant.	By Reference	S-1/A	March 15, 2012

10.3	Form of Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Initial Shareholders.	By Reference	S-1/A	March 12, 2012

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Exhibit No.	Description	Included	Form	Filing Date

10.4	Amended and Restated Registration Rights Agreement among the Registrant, Initial Shareholders and certain former Tecno Corporation Shareholders.	Herewith

10.5	Form of Subscription Agreements among the Registrant, Graubard Miller and the Purchasers of Private Placement Warrants.	By Reference	S-1/A	March 7, 2012

10.6	Merger and Acquisition Agreement between the Company and EarlyBirdCapital, Inc.	By Reference	S-1/A	March 12, 2012

10.7	Advisory Services Agreement between the Company and Morgan Joseph TriArtisan LLC	By Reference	10-K/A	June 17, 2013

10.8	Promissory Note issued to A. Lorne Weil 2006 Irrevocable Trust - Family Investment Trust.	By Reference	10-K	June 13, 2013

10.9	Indemnity Escrow Agreement dated as of December 20, 2013, by and among Tecnoglass Inc., Representative, Committee, and Continental Stock Transfer & Trust Company.	Herewith

10.10	Additional Shares Escrow Agreement dated as of December 20, 2013, by and among Tecnoglass Inc., Representative, Committee, and Continental Stock Transfer & Trust Company.	Herewith

10.11	Form of Lock-Up Agreements, between the Registrant and the former shareholders of Tecnoglass Holding.	By Reference	8-K	August 22, 2013

10.12	2013 Long-Term Incentive Equity Plan	By Reference	Schedule 14A	December 4, 2013

14.1	Code of Ethics.	By Reference	S-1/A	January 23, 2012

16.1	Letter dated December 27, 2013, from Crowe Horwath CO S.A. to Tecnoglass Inc.	Herewith

21.1	List of subsidiaries.	Herewith

99.1	Form of Audit Committee Charter.	By Reference	S-1/A	January 23, 2012

99.2	Form of Nominating Committee Charter.	By Reference	S-1/A	January 23, 2012

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Exhibit No.	Description	Included	Form	Filing Date

99.3	Form of Compensation Committee Charter	By Reference	Schedule 14A	December 4, 2013

99.4	Press Release dated December 20, 2013	Herewith

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